Exhibit 99.2
FIS 2006 Investor Day WELCOME

Forward-Looking Statements This presentation contains statements related to future events and expectations, including FIS's pro forma outlook for 2006 and the underlying assumptions, and as such, constitute forward-looking statements. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of the company to be different from those expressed or implied above. The Company expressly disclaims any duty to update or revise forward-looking statements. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to, the effects of governmental regulations, the economy, competition, the risk that the merger may fail to achieve beneficial synergies or that it may take longer than expected to do so, the risk of reduction in revenue from the elimination of existing and potential customers due to consolidation in the banking, retail and financial services industries, potential overdependence on a limited number of customers due to consolidation in the banking, retail and financial services industries, failure to adapt to changes in technology or in the marketplace and other risks detailed from time to time in the Form 10-K and other reports and filings with the Securities and Exchange Commission.

Introduction Bill Foley Chairman of the Board

Maximize the value of FNF's assets Increase transparency of FNF subsidiaries Unlock shareholder value FNF Overriding Goals

New FIS Fidelity National Information Services ("FIS") and Certegy have merged Tax-free, stock for stock merger, under which each share of FIS common stock was exchanged for 0.6396 shares of CEY common stock Current FIS shareholders own approximately 67.5% of the combined entity and CEY shareholders own approximately 32.5% CEY paid $3.75 special cash dividend to its shareholders at closing

New FIS FIS is a leading provider of core financial institution processing and related information products and outsourcing services to financial institutions, mortgage lenders and real estate professionals CEY is a leading provider of card issuer services to financial institutions, principally community banks and credit unions, and risk management solutions

Strategic Rationale - FIS + CEY Payment services capabilities Experienced management team Public currency

Ownership Structure Fidelity National Financial, Inc. (NYSE: FNF) Fidelity National Title Group, Inc. (NYSE: FNT) 82.5% Specialty Insurance 100% Sedgewick CMS 40% Fidelity National Information Services (NYSE: FIS) 50.8% Ownership Structure

The "New FIS" Combination creates one of the largest financial institution processing and services companies in the world: $4+ billion in annual revenue $1+ billion in annual EBITDA $7.2 billion in market capitalization

The "New FIS" Uniquely positioned to offer a broad suite of products and services to a diversified client base Transaction processing Payment services Risk management Mortgage processing Real estate products Financial institutions Retailers Mortgage lenders Real estate professionals Gaming industry Products & Services Customers

Corporate Governance

William P. Foley II Chairman and CEO, Fidelity National Financial (FNF) Chairman, Fidelity National Title (FNT) Chairman, Fidelity National Information Services, Inc. (FIS ) Daniel D. (Ron) Lane Chairman and CEO, Lane/Kuhn Pacific, Inc. Terry N. Christensen Managing Partner, Christenen, Miller, Fink, Jacobs, Glaser, Will & Shapiro, LLP Cary H. Thompson Senior Managing Director, Bear Stearns & Co, Inc. Thomas M. Hagerty Managing Partner, Thomas H. Lee Partners, LLP Marshall Haines Principal, Tarrant Partners, L.P. (Texas Pacific Group) Lee. A Kennedy CEO, Fidelity National Information Services, Inc. (FIS ) David K. Hunt Chairman, OnVantage, Inc. Phillip B. Lassiter Chairman, Ambac Financial Group, Inc. Keith W. Hughes Former Vice Chairman, Citigroup Inc. FIS Board of Directors FIS CEY

FIS Overview Lee Kennedy Chief Executive Officer

Agenda Why FIS and Certegy? Organization and reporting structure Integration status Business unit reports Financial summary

Why FIS and Certegy? Stronger Competitive Position Increase multi-product capabilities New vertical markets Increase geographic reach Create greater scale

Integrated Financial Solutions

Current Community Institution Data Flow

FIS Integrated Data Flow

Risk Management Services FIS Risk Management Engines and Data Warehouses Retail POS Financial Institutions Check risk management services Check risk management New account verification Credit evaluation Financial Institution Integrated Check Risk Management Services

New Vertical Markets FIS Credit unions Retail market Gaming Large bank market Expedited bill payment market Mortgage Auto Finance Certegy

Increase Geographic Reach Operations in Key Geographic Regions FIS Presence Operating Centers

$7.2 billion market capitalization $4.0 billion estimated annual revenue Over $475 million estimated free cash flow Expansive global reach Over 60,000 customers in over 60 countries Over 19,000 employees worldwide Leverage data processing, sales, development and support Create Greater Scale and Leverage

Chairman Bill Foley FIS Organizational Structure CEO Lee Kennedy Integrated Financial Solutions Gary Norcross Enterprise Solutions Frank Sanchez International Mike Sanchez Mortgage Processing Services Hugh Harris Lender Information and Outsourcing Services Ernie Smith CFO Jeff Carbiener

Reporting Segments Transaction Processing Services Lender Processing Services East 2500 1500 Transaction Processing Services Enterprise solutions Banks >$5.0B in assets International Retail Gaming Integrated Financial Solutions F.I.'s < $5.0 in assets North American card E-Banking and bill pay Transaction Processing Lender Processing Services Mortgage Processing Services Mortgage Origination Default Management Information Services Lender Processing $2.4B (62%) $1.5B (38%)

Integration Status - Cost Synergies $50+ million in identified annual savings Compensation and benefits Corporate overhead Technology Vendor management Facilities Miscellaneous Full run rate by end of 2006 Additional synergies over time

Organic Growth Drivers Internal growth of existing customers Market share gains New products and services New vertical markets Favorable Outsourcing Trends

Transaction Processing Services

Integrated Financial Solutions Gary Norcross

Agenda Overview of division Market position Service and product philosophy Revenue model Business profiles Competition Marketing opportunities

Overview Division focused on delivering products and services in the domestic marketplace for financial institutions with a community focus Core bank and credit union processing Credit card, merchant, loyalty, stored value Item processing, branch capture, merchant capture, Check 21 and print services ATM/EFT services Internet banking, commercial cash management, bill payment and voice response

Overview Over 5,000 employees / 75 locations Single sales organization 2005 revenue - $1.0 billion

Market Position Markets served Commercial banks Savings institutions Credit unions 8,000+ customers 1,277 core processing customers 6,000+ payment services customers 1,100 item processing customers 850+ Internet banking and bill payment Credit Unions 8,908 Total Institutions 4,437 Clients 50% Market Share Commercial Banks 7,561 Total Institutions 3,413 Clients 45% Market Share Savings Institutions 1,319 Total Institutions 405 Clients 31% Market Share 50% 8% 42% Total Market of 17,788 Financial Institutions

Market Position Market Ranking #1 in credit card processing #1 in loyalty #2 in core outsource processing #2 in item outsource processing Platforms utilized Complete line of hardware platforms is used based on the product and or service and the market focus Allows for price and efficiency competitiveness

Service & Product Philosophy "Full Service Provider" to financial institutions Fully integrated, single source technology solutions Advanced product solutions Customer-focused Relationship managers Executive and operations conferences Education / training Commitment to increase operating efficiencies Service & product continuity nationwide Business unit accountability

Revenue Model Outsourced services Recurring fees based on number of accounts and transactions processed In-house License fees plus annual maintenance Contracts 3 to 7 years in length More than 95% retention rate Fees are assessed on number of accounts, cards, transactions, etc. Permits annual price increases Early termination penalties Approximately 90% of all revenue recurring

Business Profile Community-based institutions Banks (850) Credit unions (427) Deposits, loans, mortgages, general ledger, CRM, origination, back office support systems Significant add-on sales with core Averaged 25+% of all de novo financial institutions over the last 3 years (2005 - 39) Examples: Hudson City, Placer Sierra, Texas United Bancshares, Capital Federal Core Processing

Business Profile Financial institutions and associations (CSCU, ICBA, State Leagues) 73% Market share of community-based issuers Credit, stored value, private label Cardholder services, loyalty programs Portfolio development programs Collections and risk management Merchant processing Examples: Eastern Financial, Suncoast Schools Credit Processing

Business Profile Image capture of total deposited items Check 21 image clearing and settlement Branch and merchant capture Check image archival, retrieval and access capability Corporate customer cash management and related image services Remittance processing Print and mail services Examples: Sovereign Bank, OneBanc, Webster Bank Item Processing

Fidelity Payments Network


Seattle
Portland
Sacramento
San Francisco
Los Angeles
Phoenix
Colorado Springs
El Paso
St. Paul
Kansas City
OKC
Dallas
Waco
Austin
San Antonio
Houston
Little Rock
Memphis
New Orleans
Chicago
St. Louis
Indianapolis
Cincinnati
Nashville
Atlanta
Macon
Albany, NY
Reading
Cleveland
Chelmsford, MA
Norwood, MA
Windsor, CT
New York City
West Deptford, NJ
Carlstadt, NJ
Philadelphia
Wilmington, DE
Baltimore
Washington, DC
Richmond, VA
Greensboro, NC
Cayce, SC
Maryville, TN
Cookeville, TN
Jacksonville
Orlando
Tampa
Miami
Item Capture Site
Item Capture and Lockbox Site

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Business Profile ATM processing Debit processing Signature PIN Stored value Volumes 4,130 ATMs 14M cards 137.8M transactions per month Fraud detection and prevention Examples: Rockland Trust, First Community Services, Digital Federal, Ocean Bank ATM/EFT Processing

Business Profile Domestic financial institutions Internet banking - 953 customers Bill payment - 870 customers Voice response - 788 customers Retail internet banking Commercial cash management Bill payment Voice response eDelivery solutions Examples: RG Premier, BancFirst, Mennonite FCU eBanking Products and Services

Competition Core processing Fiserv Jack Henry Metavante Open Solutions Card processing PSCU PEMCO Item processing Core processors

Competition ATM/EFT processing Core processors 5/3 Processing STAR Efunds Internet banking and bill payment Core processors Checkfree S1 ORCC

Market Opportunities Substantial cross-selling opportunity Universe of 18,000 Community Institutions 5,783 Served Only by Certegy 1,666 Served Only by FIS Combined Penetration of 45% of Market 683 Served by Both

Market Opportunities Significant add-on sales to existing base Integration of credit payment platform into other Fidelity platforms Core processing Delivery channels including branch, Internet banking and voice response CRM Expansion of product capabilities across a broader market Fraud Loyalty Merchant capture Bill payment

Market Opportunities Fidelity network - transaction and payment network leverage resulting in combined scale Core processing sales to existing Certegy credit card base

Enterprise Solutions Frank Sanchez

Auto ComercialLending Banking Check Cash Access 46 64 447 267 120 2005 Revenue Breakdown by Business for US and Canada 2005 = $944 million (Combined FIS + Certegy) Check $267 Banking $447 Com'l lending $64 Auto Finance $46 Cash Access $120 (excludes revenues from FNF for technology support and purchase accounting adjustments)

Maintenance License Service Consult Other Retail Gaming 5.4 2.4 36.8 9.5 4.7 28 13 2005 Revenue Breakdown by Category Consulting 9.5% Bank Servicing 37% License 2.4% Other 4.7% Maintenance 5.4% Retail Servicing 28% Gaming 13%

Market Position #1 Banking 6 of the top 10 and 44 of the top 100 banks use our deposit solutions. 7 of the top 10 and 28 of the top 50 use our lending platforms More than 40 million transactions per day and 25 million accounts processed in our Little Rock and Chicago Data Centers #1 Auto Finance 4 of the top 5 and 8 of the top 20 US auto finance lenders utilize our auto finance software and services Fidelity software processes 55% of the retail loans and 36% of the leases among the top 20 US automotive finance lenders

Market Position #1 Commercial Lending 10 of the top 10, 20 of the top 25 and 40 of the top 100 Global banks depend on our commercial lending solutions #1 Check risk management $53 billion authorized in 2005 60 of the top 100 National retailers

Customers Traditional Banks

Customers On-Line & Non Traditional Banks

Enterprise Banking Clients

Outsourcing Clients

- Allstate Bank
- Ameriprise Financial (American Express Membership Bank)
- BancWest (FirstHawaii/Bank of the West)
- Bank of America Military Banking
- Bank of Oklahoma
- Capital One (Hibernia Bank)
- Charles Schwab Bank
- Citizens Bank
- Cullen/Frost Bank
- Deep Green Bank
- Fifth Third
- First Horizon
- GMAC Bank
- Guaranty Bank
- Harris Bank
- MetLife Bank
- Morgan Stanley Dean Witter
- NetBank
- Paradigm
- Signature Bank
- SunTrust Bank
- TD Banknorth
- USAA Federal Savings Bank
- Webster Bank
- Westamerica

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Enterprise Banking Clients Professional Services Clients Bank of America (MBNA) CIT Citibank E*TRADE J. P. Morgan Chase Wachovia (SouthTrust)

Enterprise Banking Clients

Software Clients

- ABN AMRO
- Aegon Real Estate Services
- Ag First Credit
- Agvantis
- Allstate Financial Services
- American Express Canada
- Associated Banc-Corp
- Bancorp South
- Bank Leumi
- Bank of America
- Bank of Nova Scotia
- BMO Nesbitt
- Branch Bank & Trust
- Case New Holland Credit
- Centura Bank (RBC)
- Chevy Chase
- CIBC
- City National
- Coastal Capital
- Colonial BancGroup
- Comerica
- Commerce Bancshares
- Compass Bank
- Credit Suisse
- CUCM
- CUCS
- Datawest
- Deutsche Bank
- Dollar Bank
- Dundee Securities
- E*TRADE
- Farm Credit Services of America
- Federal Home Loan Bank (Boston, Pittsburgh)
- First Banks
- First Citizens
- First Commonwealth
- First National Bank, Valparaiso
- First Source
- FirstMerit
- Georgia Central Credit Union
- Goldman Sachs
- Hancock Bank
- HSBC
- Huntington Bancshare
- ING Direct

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Enterprise Banking Clients

Software Clients Continued

- Investors Group
- J.P. Morgan Chase (Bank One)
- JDV Limited
- John Deere Credit
- Key Corp
- La Federat des Caisses Populaires
- Lehman Brothers Bank
- Lutheran Church Extension Fund
- M&T Bank
- MacQuarie Bank
- Metropolitan Mortgage
- National City
- Navy Federal Credit Union
- NB Correspondents
- New South Federal Savings
- Northern Trust
- NW Farm Credit
- Old National Bancorp
- Pacific Capital Bancorp
- Paymap
- PNC
- Regions
- Republic Bank
- Royal Bank of Canada
- Sandy Spring Bank
- Security Service Credit Union
- State Employees Credit Union
- State Farm Bank
- State Street
- Sterling Savings Bank
- Tammac Corporation
- TD Waterhouse
- Trustmark
- UBS Private Clients
- UMB Financial Corporation
- Union Federal
- US Bank
- Valeurs Mobileres
- Washington Mutual
- Wells Fargo
- Whitney Bank
- Wilmington Trust
- World Savings

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Strategic Positioning To offer business solutions that represent a compelling proposition within the financial services marketplace. To be the reference vendor for banking application technology and processing utilities. To be the acknowledged leader in banking services operations and technology domain expertise. To provide supply chain technology and content that transforms the financial services operating model.

Aging platform renewal Business process automation and reengineering Cash management Check imaging Core banking systems transformation Corporate banking integrated services strategies Enterprise payments Integrated, retail channel delivery systems Integration technologies Intelligent customer management Multi-channel integration Profitability and performance management Regulatory compliance Retail and small business Internet banking Risk management and compliance Security and fraud management Selective sourcing Technology to support new business strategies Business Opportunities

Market Position & Credentials Investment and access to capital - $2 billion invested in M&A since 2003. Over $200 million invested in in-house R&D through 2004 and 2005. Focused expertise in financial services - experience in developing and operating large-scale banking applications Business process and vertical expertise - unmatched domain expertise in retail and commercial lending, mortgage and deposits Strong technology vision - adoption and promotion of industry standards across all core processing, integration and servicing solutions Leveraged product development - ensures leveraging of technology investments and best practices across all platforms and offerings

Competition Banking In-house Oracle IBM SAP Fiserv Metavante Integration IBM/DWL Chordiant Oracle (Fusion) Channels Chordiant Oracle (Seibel) Corillian S1 Services IBM Oracle (i-flex) Wipro Accenture Tata

FIS Integration Architecture

Leveraged Development Product Pipeline Profile/DBI ALS-AF/DB2 Xpress 2.0 Customer Hub 1.0 Product Hub 1.0 TouchPoint SS TouchPoint Teller TouchPoint LO TouchPoint IB Default Hub 1.0 CoreBank/Java '05 '06 Xpress 1.6

Current Future Applications Processing Application Services Transformation Solutions Product Utilities Payment Utilities Channel Applications Integration Solutions Line of Business Solutions Application Centers Of Excellence Growth Market Evolution

Risk Management & Analytics Renz Nichols

Risk Management & Analytics Overview Leading provider of risk management and payment services Propriety technology supported by best-in-class analytics Strategy Leverage analytic expertise into other information service markets FIS financial institution and information service customer bases represent immediate distribution capability

Financial Institution Products Consumer Risk Management Fraud risk Default risk Application decisioning Account management Collections/Default management Relationship Management Account activation Account utilization Account retention Cross-sell Analytic-based Products

International Mike Sanchez

Banking Cards Check 171 123 78 International Overview 2005 International Revenue = $372 million (FIS + CEY International) Check $78 Card $123 Banking $171

Revenue Distribution Other Maintenance Recurring Consulting License 4 14 63 11 8 Recurring Service 63% License 8% Consulting 11% Maintenance 14% Other 4% 2005 FIS + CEY

Revenue by Region APR Latin EMEA East 21 16 63 2005 FIS & CEY Asia Pacific 21% Latin America 16% EMEA 63%

Market Position Unique inventory of core banking assets FIS scale Software license and outsourcing Active in established and emerging markets CEY/FIS cross-sell opportunities Strong integration capabilities

FIS Footprint

Customers Rural Informatica

Competition Banking SAP Alnova i-Flex (Oracle) Temenos FNS (TCS) Cards TSYS FDR Integration IBM Chordiant Siebel (Oracle) Outsourcing IBM Accenture TCS

Revenue Model License Maintenance Application management Processing Services

Market Opportunities Emerging markets China - Corebank/ALS Russia - Profile Brazil - Outsourcing Europe/APR Top-tier transformation Outsourcing TouchPoint

Lender Processing Services

Lender Processing Services Lender Processing Services Mortgage Processing Services Lender Information and Outsourcing Solutions

Mortgage Processing Services Hugh Harris

Overview Began servicing the technology needs of financial services organizations in 1968 Provides specialized software and portfolio processing services to mortgage companies affiliated with retail banks and thrifts, traditional mortgage servicing companies, mortgage sub-servicers and sub-prime lenders

Overview Professional Services - including training, consulting, and conversion services - are offered to supplement the product offerings Fidelity's InterChange provides for the exchange and delivery of data between the different service providers (servicers, outsourcers, GSEs, etc.) Over $300 million revenue base in 2005

Market Position #1 provider of mortgage loan processing solutions in the U.S. The MSP platform is utilized by: 6 of the top 10 U.S. servicers 9 of the top 20 sub-prime servicers 14 of the top 25 loan originators MSP processes: Almost 27 million mortgage loans; over 50% market share $4.0 trillion in principal balances

Market Position InterChange provides for the exchange of more than 20 million megabytes of data Fidelity's corporate scale and financial viability make it difficult for new companies to enter this market

Customers Clients include many of the Top 100 U.S. mortgage servicers as customers Wells Fargo Washington Mutual Bank of America ABN AMRO National City PHH Mortgage US Bank AMC (Ameriquest) Option One

Competition Our major competitor is Fiserv, with the DataLink and MortgageServ platforms, which service less than 10% of the market Selling points are some simulated real-time functionality in the cash and collections area and a full graphical presentation layer Drawbacks are significant core functionality gaps, including investor accounting and reporting, and year end processing issues Other Competitors include: Various in-house platforms, the most significant being Countrywide Financial Corp and Principal Residential Mortgage LSAMS, which services less than 5% of the market

Revenue Model Pricing is designed with objective of stable, recurring revenue stream MSP and major ancillary products are priced on tiered, per loan schedules, allowing for revenue growth as client loan portfolio grows Most pricing defines a minimum level of usage, above which usage is billed on a per-transaction basis Leverage remote processing in our Jacksonville data center versus license and in-house deployment Industry consolidation has increased pricing power of mega- clients; offset is it provides an entry for the sale of other FIS products and services

Revenue Model (continued) Most revenues are earned under long-term (3 to 5 year) contracts, and are not impacted by volatility in mortgage originations or refinance volumes. The number of loans on MSP is the primary driver of revenue growth Loan counts increased by over 5% in 2005 85% of revenue comes from outsourcing and professional services

Market Opportunities Mortgage debt outstanding is expected to grow significantly through 2010 Expected growth in the portfolios of our existing customers as they expand HELOC, second home, and sub-prime lending Fidelity is making significant enhancements to its HELOC processing capabilities

Market Opportunities Industry consolidation will provide the opportunity to acquire additional loans Viable opportunities exist with prospects with portfolios between 25k and 200k loans Significant synergy opportunity with FNF's default management and business tax services

Market Opportunities

Lender Information and Outsourcing Solutions Ernie Smith

Lender Information and Outsourcing Solutions Lender Information and Outsourcing Solutions Lender Outsourcing Services Information Services Default services Origination

Solutions Spanning the Entire Real Estate and Mortgage Life Cycle Collateral Scoring Portfolio Reviews Credit Under- writing Default Workflow Management Intelligent Imaging Electronic Invoices Reconveyance Assignments Posting & Publishing Field Services R.E.O. - Asset Management Default Title Settlement Services Closing and Escrow Services Traditional Appraisal Rules Engines Document Signing Credit Data Flood Data/ Outsourcing Tax Data/ Outsourcing Valuations Exchange Services Title/Closing Processing Software Mortgage Loan Processing (Empower) Title Plants Agent & Broker Productivity Tools Internet Marketing Systems Transaction Management Accounting Systems Lead Generation Lead Management Real Estate Data MLS Systems Consumer Portals Automated Values Title Companies Mortgage Bankers Builders Banks Law Firms REALTORS(r)/Brokers Mortgage Bankers Title Companies Consumers Investors - Wall Street - Fannie Mae - Freddie Mac Mortgage Banks EVERYTHING REAL ESTATE TITLE COMPANY CONSUMER AGENT BROKER MORTGAGE BANK INVESTOR

Fidelity National Default Solutions (FNDS)

FNDS provides end-to-end Technology, Analytics, and full service Outsourcing solutions that improve productivity, allow control over internal and third-party costs and reduce timelines for servicers, subservicers, investors and borrowers Technology and analytics solutions Workflow process management Analytics and management reporting Electronic invoicing Intelligent imaging solutions Outsourced solutions Default outsourcing REO asset management outsourcing Title and escrow Significantly improved timeline management resulting in: Reduced processing costs Reduced timelines Minimized losses Reduced cost for borrowers who re-instate Value Proposition FNDS - Overview

Market Position FNDS Foreclosure Solutions has grown consistently in a shrinking market taking share away from competitors and inhouse providers Source: National Mortgage News Quarterly Data Q3-2005; FIS Analysis 47.7 59.9 65.6 66.8 79.0 273.3 296.9 309.4 248.3 248.0 17% 20% 21% 32% 27% Q3-04 Q4-04 Q1-05 Q2-05 Q3-05 Files Serviced (000's) Loans in Foreclosure (000's) FNDS Market Share Foreclosure Market Share (%)

Rank Servicer FNDS Client 1 Wells Fargo X 2 Countrywide X 3 Washington Mutual X 4 Chase X 5 Bank of America X 6 Citigroup X 7 GMAC Residential Holdings X 8 National City X 9 PHH Mortgage/Cendant X 10 BB&T X 11 Homecomings / RFC X 12 U.S. Bank X 13 SunTrust X 14 First Horizon X 15 IndyMac X 16 Aurora / Lehman Brothers X 17 HSBC X 18 Dovenmuehle X 19 Midland X 20 Fifth Third X Doing Business with 20 of the Top 20 Servicers Source: National Mortgage News Quarterly Data Q3-2005

Revenue Model Transaction-based Licensing technology NewTrak (workflow management) NewImage (intelligent electronic imaging) DOCX (recording and lien release) Default outsourcing Foreclosure and bankruptcy (NewTrak) R.E.O. (asset management) Lien release (DOCX)

Market Opportunities Grow business as delinquencies increase from current historical low default rates Cross-sell products and services within default clients (i.e., Tax, Flood and MSP) Capture 100% of clients' business via leveraging FNDS relationships Lift market share via reducing client's servicing cost and loss severity, providing analytics and outsourcing to clients with seasonal demand in default and document management Differentiate from competitors via developing cutting edge technology, products, and processes (i.e., NewWay Suite integrated to all business units' data) Penetrate new regions and clients (i.e., ASAP, FNDS Title)

LSI Settlement Service Solutions

LSI Provides Technological Tools and Products to Streamline the Mortgage Bankers Centralized Refinance and Equity Origination Process LSI leverages Fidelity's data/technology resources to reengineer the mortgage origination process, reducing cost, transaction cycle time and risk - enhancing the overall borrower experience Decision Stream - bringing data, decisions and pricing to the point of sale AQUA - instant title decisioning at the point of sale Title Stream Curative Title Solution - bringing transparency to the title clearance process Closing Stream Web-Based Closing Solution - the first viable Web-based closing solution Managed Valuation Solution - matching the valuation product with the transactional risk

Doing Business with 18 of the Top 20 Originators Rank Originator LSI Client 1 Countrywide X 2 Wells Fargo X 3 Chase Home Finance X 4 Washington Mutual X 5 Bank of America X 6 Citigroup X 7 GMAC Residential Holdings X 8 Wachovia X 9 GMAC-RFC X 10 ABN Amro X 11 National City X 12 SunTrust X 13 IndyMac X 14 First Horizon X 15 Aurora X 16 American Home Mtg. X 17 PHH Mortgage/Cendant X 18 GreenPoint X 19 First Magnus Financial Corp. 20 BB&T Source: National Mortgage News Quarterly Data Q3-2005; FIS Analysis

Competition First American Transcontinental (First American) LandAmerica Multiple regional vendor management companies GAC (Fiserv) Lenders' captive companies Cheasapeake (Citi) GreenLink (Wachovia) - also provides services to Lending Tree

Market Opportunities Industry trend towards expansion of centralized market Intensify multi-product bundling offer and demand via development of point-of-sale decision functionality Expand offer of Title products to small and mid-size lenders (i.e., Local Solutions) Create new revenue sharing agreements (i.e., JVs) Develop products and solutions that address broad industry needs as well as specific market segments (i.e., PropertyTaxDirect, HELP, CVI instead of full appraisal)

Mortgage Information Services Brian Hershkowitz

Overview FIS provides mortgage market participants and others with data and value added products that assist them in making decisions and managing risk. Clients also outsource key functional processes to reduce their costs Valuations Traditional, AVM, BPO, analytics, and anti-fraud Capital markets, services and products Real estate tax services Credit reports Flood (flood zone determinations, life of loan tracking) Title plant construction and maintenance Public records data, analytics, and marketing products Ancillary operations

Market Position FIS holds a leading market share position in each of our business units. Our product offering, in both breadth and depth, exceeds the competition We are exceeding well integrated to all the systems our customers interact with: GSE systems (Fannie Mae and Freddie Mac) Servicing systems (including MSP and others) Origination systems Wholesale/Correspondent conduits Market Segments Served: Investors and rating agency Servicers of subprime and "A" product All sizes of originators and wholesale/correspondent lenders Realtors, appraisers and other market participants Provide unique niche products in our ancillary units

Top Customers Wells Fargo Washington Mutual Bank of America GMAC Ameriquest Citigroup Option One Mortgage HSBC Chase New Century Mortgage Corporation

Competition We have competitors in almost all of our product lines. First American - in most of the same markets we are. Lacks critical origination and servicing transactional platforms (i.e. MSP & Empower) LandAmerica, Stewart, and LandSafe are all companies in some of our mortgage spaces but without a full product line Dataquick and Acxiom are competitors to our real property records database

Revenue Model Transaction Model All units except those below Annual fee Insurance Risk Management Software sales and maintenance Aptitude Solutions Deferred Revenue Recognition Tax Services Flood Determination

Market Opportunities Cross-selling through our technology platforms Point of sale decisioning Targeted new product development Time saving analytics products Expanded outsourcing opportunities for our clients

Office of the Enterprise - OOE

OOE - Overview The OOE is an internal coordinator, single source of contact, and FIS' access to high level executives in strategic accounts Tracks the relationship, revenue and growth in top financial institutions Ensures FIS fully leverage the strength of its solutions to broaden and deepen its relationships Supports the development of fully integrated process solutions for clients, utilizing our products, processes and technology Assures FIS' leadership by bringing market-driven solutions which address clients' most pressing needs The Office of the Enterprise initiated over 60 executive-level meetings with the top financial institutions in the 2005

Financial Summary Jeff Carbiener

Revenue Model Transaction Processing Services External drivers Technology spending Trend to outsourcing Strong recurring revenue base Multi-year contracts High retention rates Lender Processing Services External drivers Growth in home ownership/ # mortgages outstanding Trend to centralize and outsource Interest rate environment Diversified product lines Significant processing/service bureau based revenue Mortgage origination revenue more than offset by default management revenue High recurring revenue

Historical Pro Forma Financial Highlights 2005 2004 Variance Revenues $3,883.2 $3,689.5 5.3% EBITDA $990.6 $794.9 24.6% EBITDA Margin % 25.5% 21.5% 400 bps EBIT Margin % 14.3% 10.3% 400 bps Pro Forma Net Earnings $248.1 $177.0 40.2% Pro Forma Diluted EPS $1.28 $0.92 39.1% Cash Earnings $372.0 $300.6 23.8% Diluted Cash EPS $1.92 $1.57 22.3% Capital Expenditures $302.6 $218.4 38.5% Free Cash Flow $379.3 $374.6 1.3% (Refer to Appendix A for reconciliation to GAAP results) ($ in millions)

Transaction Processing Services (62%) $2.4 Billion 4% organic growth Lender Processing Services (38%) $1.5 Billion 9% organic growth Information Services Outsourcing Services Mortgage Processing Services Enterprise Solutions Integrated Financial Solutions International 2005 Revenue Composition 43% 42% 15% 50% 26% 24%

2005 EBITDA Composition Transaction Processing Services (53%) $580 Million Lender Processing Services (47%) $510 Million Enterprise Solutions Integrated Financial Solutions International 41% 49% 10% (Excludes $99 million in administrative expense) Information Services Outsourcing Services Mortgage Processing Services 52% 16% 32%

2006 Assumptions Sales Prospect Pipeline $1.2 billion (total contract value) Estimated Total Purchase Amortization* ^ $195 million Other D&A ^ $265 million Synergies ^ $ 30 million Interest Expense ^ $170 million Tax Rate 38.3% * Includes all acquisition intangibles *2006 guidance reflects 12 month forecast effective 1/1/2006. The 12 month forecast does not include non-capitalized merger and acquisition expense associated with the FIS performance based upon grants. See attachment to press release issued on 2/14/06.

2006 Assumptions Capital Expenditures $225M to $275M Outstanding Debt (2/1/06) $3.0 Billion Projected Outstanding Debt (12/31/06) $2.5 Billion Average Diluted Shares 197 Million Targeted Debt-to-Capital (12/31/06) 40% - 45% *2006 guidance reflects 12 month forecast effective 1/1/2006. The 12 month forecast does not include non-capitalized merger and acquisition expense associated with the FIS performance based upon grants. See attachment to press release issued on 2/14/06.

2006 Guidance Revenue 4% to 6% EBITDA 9% to 11% EBITDA Margin 130 bps to 150 bps Pro Forma Net Earnings $295M to $305M Pro Forma Diluted EPS* $1.50 to $1.55 Diluted Cash EPS* $2.11 to $2.17 Free Cash Flow $475M to $500M (Refer to Appendix A for reconciliation to GAAP) *2006 guidance reflects 12 month forecast effective 1/1/2006. The 12 month forecast does not include non-capitalized merger and acquisition expense associated with the FIS performance based upon grants. See attachment to press release issued on 2/14/06.

A-1 Appendix A Reconciliation to GAAP (1 of 2)

A-2 Appendix A Reconciliation to GAAP (2 of 2)

B-1 Appendix B (1 of 4)

B-2 Appendix B (2 of 4)

B-3 Appendix B (3 of 4) These combined statements of continuing operations include the historical statements of continuing operations of Certegy and FIS as though the merger had occurred on January 1, 2004, adjusted for items related to the transaction as described below: Reflects the increase in amortization expense as a result of allocating an assumed portion of the merger consideration to intangible assets of Certegy, namely customer relationship intangibles and acquired software, and amortizing such intangibles over their estimated useful lives commencing as of the assumed acquisition date, offset by the amortization expense for such intangibles actually recorded by Certegy during the respective periods. Customer relationships are being amortized over 10 years on an accelerated method. Acquired computer software is being amortized over its estimated useful life of up to 10 years on an accelerated method. The acquired trademarks are considered to have indefinite useful lives and, therefore, are not reflected in these adjustments. The increase in amortization expense is $111.7 million offset by historical amortization of $26.6 million, or $85.1 million for the year ended December 31, 2004, and $111.7 million offset by historical amortization of $29.4 million, or $82.3 million for the year ended December 31, 2005. For comparison purposes the first year purchase amortization for the Certegy purchase accounting is used for both 2004 and 2005. (2) Under the merger agreement, all Certegy stock options and restricted stock and restricted stock units will vest upon the closing of the merger. Accordingly, this adjustment reflects the elimination of historical stock compensation expense relating to the vesting of Certegy options in 2004 and 2005, because such expense will be reflected at the time of closing of the merger. This adjustment amounts to a reduction in cost of revenues of $1.8 million and $1.0 million and in selling, general and administrative costs of $14.4 million and $11.2 million for the years ended December 31, 2004 and 2005, respectively. Also, at closing, Certegy will grant approximately (1) 1.1 million options, which based on current assumptions, would have a fair value under SFAS No. 123R of approximately $11 per option, vesting over four years, and (2) 750,000 options, which based on current assumptions would have a fair value under SFAS No. 123R of approximately $12 per option, vesting over three years. The pro forma adjustment to increase stock compensation expense for these option grants is $5.9 million in 2004 and 2005, all of which is reflected in selling, general and administrative costs. (3) Reflects the removal of merger and acquisition costs that were recognized as expense by Certegy in 2005. A tax benefit for these costs was not recorded because the ultimate tax treatment of these costs cannot be determined with adequate certainty at this time. Notes to Unaudited Pro Forma Combined Statements of Continuing Operations for the Year Ended December 31, 2005 and Year Ended December 31, 2004

B-4 Appendix B (4 of 4) (4) Reflects the tax benefit relating to the pro forma adjustments at the FIS tax rate of approximately 37.6% for the year ended December 31, 2004, and approximately 37.2% for the year ended December 31, 2005. This column is the sum of the historical activity of Aurum, Sanchez, Kordoba and InterCept from January 1, 2004, through their respective acquisition dates in 2004. The details for these acquisitions are noted as follows: Reflects the increase in amortization expense as a result of allocating the purchase price of each acquisition to intangible assets, namely customer relationship intangibles and computer software, and amortizing such intangibles over their estimated useful lives commencing as of the assumed acquisition date. The increase in amortization expense is $23.4 million for the year ended December 31, 2004 (Aurum-$1.6 million; Sanchez-$1.6 million; Kordoba-$5.9 million; and Intercept-$14.3 million). In accordance with SFAS No. 123, unearned compensation cost was measured upon consummation of the Sanchez acquisition for the unearned portion of the fair value of the unvested Sanchez options that were exchanged for unvested FNF options. The amortization of the unearned compensation cost over the remaining vesting periods results in compensation expense, which is charged to the combined statements of earnings, of $1.0 million for the year ended December 31, 2004. Reflects an increase in interest expense for the years ended December 31, 2004, and 2005, of $91.1 million and $21.0 million, respectively, as if the recapitalization completed on March 9, 2005 was completed on January 1, 2004. Reflects the tax benefit relating to the pro forma adjustments at FIS's tax rate of approximately 37.6% for the year ended December 31, 2004, and approximately 37.2% for the year ended December 31, 2005.